Exhibit 10.66

FIRST AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of October 11, 2012, by and among GOODMAN NETWORKS INCORPORATED, a corporation organized under the laws of the State of Texas (“Borrower”), each of the financial institutions which are now or which hereafter become a party hereto (individually, each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, “Agent”).

RECITALS

A. Borrower, Agent and the Lenders are parties to that certain (i) that certain Amended and Restated Revolving Credit and Security Agreement, dated as of June 23, 2011, by and among Borrower, the Lenders and Agent (as further amended, restated, joined, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), (ii) that certain Limited Waiver Letter Agreement dated as of May 15, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent and (iii) that certain Limited Waiver Letter Agreement dated as of June 15, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

B. Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement; and

C. Subject to the terms and conditions set forth herein, Agent and the Lenders are willing to make certain amendments to the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

ARTICLE II

AMENDMENTS

2.01 Amendment to Section 1.2 – Amended Definitions. Effective as of the Effective Date (as defined in Section 3.01, below), the following definitions set forth in Section 1.2 of the Credit Agreement, are hereby amended and restated to read as follows:

“Other Documents” shall mean the First Amendment, the Credit Agreement (and all amendments and modifications thereto), the Note, the Intercreditor Agreement, the Questionnaire, any Guaranty, any Guarantor Security Agreement, any Lender-Provided Interest Rate Hedge, the Pledge Agreements, and any and all other agreements, instruments and documents, including guaranties, pledges, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by Borrower or any Guarantor and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

2.02 Amendment to Section 1.2–New Definitions. Effective as of the Effective Date, the following new definitions are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:

“First Amendment” shall mean that certain First Amendment to Amended and Restated Revolving Credit and Security Agreement among Borrower, Agent and the Lenders, dated as of October 11, 2012.

2.03 Amendment to Section 9.8 – Quarterly Financial Statements. Effective as of the Effective Date, Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Furnish Agent within forty-five (45) days after the end of each fiscal quarter, an internally prepared unaudited consolidating and consolidated balance sheet of Borrower and unaudited statements of income and stockholders’ equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to Borrower’s business; provided, however, notwithstanding the foregoing, Borrower shall be permitted to furnish Agent, on or before November 30, 2012, such quarterly financial statements for the periods ended March 31, 2012, June 30, 2012, and September 30, 2012. All reports shall be accompanied by a Compliance Certificate.”

2.04 Amendment to Section 9.9 – Monthly Financial Statements. Effective as of the Effective Date, Section 9.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Furnish Agent within thirty (30) days after the end of each month, an internally prepared, unaudited balance sheet of Borrower and unaudited statements of income and stockholders’ equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to Borrower’s business; provided, however, notwithstanding the foregoing, (x) Borrower shall be permitted to furnish Agent, on or before December 31, 2012, such monthly financial statements for the period ended October 31, 2012 and (y) Borrower will not be required to re-submit such monthly financial statements for any month preceding the period ended October 31, 2012. All reports shall be accompanied by a Compliance Certificate.”

2.05 Amendment to Section 9.12 – Projected Operating Budget. Effective as of the Effective Date, Section 9.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Furnish Agent, no later than forty-five (45) days after start of Borrower’s fiscal years commencing with the year beginning January 1, 2013, a month by month projected operating budget and cash flow of Borrower for the immediately succeeding fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter and projected Capital Expenditures), such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of Borrower to the effect that such projections have been approved by Borrower’s board of directors and prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.”

ARTICLE III

CONDITIONS PRECEDENT AND POST-CLOSING CONDITIONS

3.01 Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the “Effective Date”):

(a) Agent shall have received the following documents or items, each in form and substance satisfactory to Agent and its legal counsel:

(i) this Amendment duly executed by Borrower and Agent;

(ii) any fees and expenses due and owing by Borrower to Agent and the Lenders shall have been paid in full; and

(iii) all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b) After giving effect to this Amendment, the representations and warranties contained herein and in the Credit Agreement and the Other Documents, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date);

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(d) Each document (including any Uniform Commercial Code financing statement) required by the Credit Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto; and

(e) All corporate proceedings taken by Borrower in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Borrower hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Borrower, the Agent and the Lenders agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders as of the date of this Amendment as follows: (A) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement, or other organizational documents or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the Other Documents executed and/or delivered in connection herewith by or against it, except for those consents, approvals or authorizations which will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect; (D) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) after giving effect to this Amendment, no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (G) after giving effect to this Amendment, Borrower is in compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby; and (H) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the Other Documents are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date), except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date).

ARTICLE V

MISCELLANEOUS PROVISIONS

5.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

5.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.03 Expenses of the Agent. Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the reasonable costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.

5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Agent.

5.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.07 Effect of Waiver. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND THE AGENT.

5.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT OR ANY LENDER TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE LENDERS AND THE AGENT TO THE BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK; BORROWER AND AGENT SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

BORROWER:

GOODMAN NETWORKS INCORPORATED, as Borrower

By:	/s/ Randal S. Dumas
Name:	Randal S. Dumas
Title:	Chief Financial Officer